Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Reserves
Share purchase warrants	$ 83,077	$ 83,077
Share purchase options	22,349	21,855
Restricted share units	7,196	6,815
Long-term investment revaluation reserve, net of tax	(65,586)	15,135
Total reserves	$ 47,036	$ 126,882